UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 29, 2026

MARKETAXESS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Commission file number 001-34091

Delaware	52-2230784
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

55 Hudson Yards

15th Floor

New York, New York 10001

(Address of principal executive offices)

(212) 813-6000

Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.003 par value	MKTX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 29, 2026, MarketAxess Holdings Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Intercontinental Exchange, Inc., a Delaware corporation (“Parent”), and Igloo Merger Sub II, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Capitalized terms used herein, but not otherwise defined, have the meaning set forth in the Merger Agreement.

The board of directors of the Company (the “Board”) has unanimously determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, are advisable, fair and in the best interests of the Company and its stockholders, and approved and declared advisable the Merger Agreement and the transactions contemplated by the Merger Agreement. The Board also resolved to recommend that the Company’s stockholders vote to adopt the Merger Agreement and approve the Merger.

The Merger

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.003 per share, of the Company (the “Shares” and each a “Share”) issued and outstanding immediately prior to the Effective Time (other than Shares owned by (i) Parent or Merger Sub or any of their respective subsidiaries, (ii) the Company as treasury stock, or any of the Company’s subsidiaries and (iii) stockholders who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the Delaware General Corporation Law) will be converted into the right to receive $167.00 per Share in cash, without interest thereon (the “Merger Consideration”).

Treatment of Equity Awards

At the Effective Time, (i) each outstanding option to purchase Shares (other than rights to purchase Shares under the Company ESPP (as defined below)) (a “Company Option”), whether vested or unvested, will be converted into an option to purchase shares of Parent common stock (a “Parent Option”), par value $0.01 per share (“Parent Common Stock”), and (ii) each outstanding time-based restricted stock unit in respect of Shares (a “Company RSU”) will be converted into a restricted stock unit denominated in shares of Parent Common Stock (a “Parent RSU”). The number of shares of Parent Common Stock subject to each Parent Option and Parent RSU and, in the case of a Company Option, the applicable exercise price, will be adjusted based on an exchange ratio equal to the Merger Consideration divided by the volume-weighted average trading price per share of Parent Common Stock on the New York Stock Exchange for the ten (10) consecutive trading days ending on and including the trading day immediately preceding the closing date, subject to the applicable rounding and adjustment provisions of the Merger Agreement (the “Exchange Ratio”). Except as otherwise provided in the Merger Agreement, each Parent Option and Parent RSU will remain subject to the same terms and conditions applicable immediately prior to the Effective Time.

At the Effective Time, each outstanding performance-based restricted stock unit in respect of Shares (a “Company PSU”) will be converted into a time-based restricted stock unit denominated in shares of Parent Common Stock (a “Parent PSU”). The number of shares of Parent Common Stock subject to each Parent PSU will be determined based on (i) actual achievement for completed performance periods, (ii) for incomplete performance periods, the greater of target achievement and actual achievement through the Effective Time using pro-rated performance goals through the Effective Time, as reasonably determined in good faith by the compensation committee of the Board, and (iii) target achievement for future performance periods, and multiplied by the Exchange Ratio. Following the Effective Time, each Parent PSU will continue to be governed by the same terms and conditions applicable immediately prior to the Effective Time, except that it will be subject solely to time-based vesting and any performance-based vesting conditions will no longer apply.

Notwithstanding the treatment of the Company Options, Company RSUs and Company PSUs described above, each (i) Company RSU held by a member of the Board who is not also an employee of the Company or any of its subsidiaries and (ii) Company Option, Company RSU and Company PSU that would otherwise have been converted into a Parent Option or Parent RSU, but with respect to which the shares of Parent Common Stock that would be subject to such Parent Option or Parent RSU could not be appropriately registered on a Form S-8 filed by Parent as a result of the holder thereof being a former employee of the Company, in each case, will be cashed out for the Merger Consideration, less the exercise price per Share for each Company Option and calculating the number of Shares subject to each Company PSU as specified in the immediately preceding paragraph, plus, with respect to Company RSUs and Company PSUs, all accumulated but unpaid dividend equivalent rights.

The Company will also take specified actions to wind down the MarketAxess 2022 Employee Stock Purchase Plan and related sub-plan (the “Company ESPP”), including ending the final offering period no later than the closing date, using participants’ accumulated payroll deductions to purchase whole Shares at the end of the final offering period, distributing in cash any amount insufficient to purchase one whole Share and terminating the Company ESPP at the Effective Time.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the Company with respect to, among other things, (i) entity organization, good standing and qualifications, (ii) capital structure, (iii) authorization to enter into the Merger Agreement, (iv) consents and approvals, (v) financial statements, (vi) absence of changes, (vii) litigation, (viii) undisclosed liabilities, (ix) employee benefits, (x) labor matters, (xi) compliance with laws and licenses, (xii) material contracts, (xiii) takeover statutes, (xiv) environmental matters, (xv) taxes, (xvi) intellectual property, (xvii) data privacy, (xviii) insurance, (xix) real property, (xx) brokers and finders, (xxi) opinion of financial advisor, (xxii) broker-dealer matters, (xxiii) multilateral trading facility matters, (xxiv) derivative instruments and (xxv) top customers and top vendors.

The Merger Agreement also contains customary representations and warranties of Parent and Merger Sub with respect to, among other things, (i) entity organization, good standing and qualification, (ii) ownership of Merger Sub, (iii) authorization to enter into the Merger Agreement, (iv) consents and approvals, (v) litigation, (vi) brokers and finders, (vii) financial ability and (viii) solvency.

The representations and warranties of the parties contained in the Merger Agreement will terminate and be of no further force and effect as of the closing of the transactions contemplated by the Merger Agreement (the “Closing”). The representations and warranties made by the Company are qualified by disclosures made in the Company Disclosure Letter and in its Securities and Exchange Commission (“SEC”) filings.

Covenants

The Merger Agreement contains covenants of the parties customary for a transaction of this type, including, among other things, covenants not to solicit alternative transactions during a certain period or to provide information or enter into discussions in connection with alternative transactions, subject to certain exceptions described below and to allow the Board to exercise its fiduciary duties in accordance with the Merger Agreement.

During the period beginning on the date of the Merger Agreement and continuing until the earlier of the Effective Time and the valid termination of the Merger Agreement in accordance with its terms, the Company will be subject to customary “no-shop” restrictions on its ability to, among other things, solicit, initiate, knowingly encourage or knowingly facilitate any alternative acquisition proposals from third parties, to participate in discussions or negotiations with such third parties regarding such alternative acquisition proposals or to provide nonpublic information to such third parties, in each case subject to certain exceptions to permit the Board to exercise its fiduciary duties. In addition, the Company has agreed that, subject to certain exceptions, the Board will not withdraw its recommendation that the Company’s stockholders vote to adopt the Merger Agreement and approve the Merger and the other transactions contemplated by the Merger Agreement.

The Company has also agreed that it will not declare, set aside or pay any dividend or distribution in respect of any Shares, other than regular quarterly cash dividends approved by the Board in the ordinary course of business consistent with past practice (both in terms of the timing of dividend payments and the amounts paid) and in accordance with applicable law and the Company’s organizational documents.

Parent has agreed that, during the period beginning on the Effective Time and continuing until the first anniversary of the Effective Time, each continuing employee of the Company will be provided with (i) a base salary or base wage that is no less favorable than the base salary or base wage provided to such continuing employee immediately prior to the Effective Time, (ii) short- and long-term incentive compensation opportunities that are no less favorable than those provided to such continuing employee immediately prior to the Effective Time, (iii) employee benefits (subject to certain exclusions) that are no less favorable in the aggregate than either those provided to such continuing employee immediately prior to the Effective Time or those provided by Parent to similarly-situated employees, and (iv) severance protections and benefits that are no less favorable in the aggregate than those provided to such continuing employee immediately prior to the Effective Time.

Conditions to Closing

The parties’ respective obligations to consummate the Merger are subject to the satisfaction or waiver of customary conditions set forth in the Merger Agreement, including, among others: (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding Shares (the “Company Requisite Vote”), (ii) the expiration or earlier termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain other consents and approvals from governmental entities, (iii) the absence of any law or order from any governmental entity of competent jurisdiction prohibiting the consummation of the Merger, (iv) solely with respect to the obligations of Parent and Merger Sub, no Company Material Adverse Effect having occurred since the signing of the Merger Agreement and (v) certain other customary conditions relating to the parties’ representations and warranties in the Merger Agreement and the performance of their respective obligations under the Merger Agreement.

Termination

The Merger Agreement contains certain customary termination rights for the Company and Parent, including (i) the right of the Company to terminate the Merger Agreement, at any time prior to obtaining the Company Requisite Vote, to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, subject to specified limitations and requirements (including payment of the Company Termination Fee, as described below) and (ii) the right of Parent to terminate the Merger Agreement if the Board changes its recommendation that the Company’s stockholders vote to adopt the Merger Agreement and approve the Merger as described in the Merger Agreement. In addition to the foregoing termination rights and certain other termination rights set forth in the Merger Agreement, and subject to certain limitations, either party may terminate the Merger Agreement if the Merger is not consummated by July 29, 2027 (the “Termination Date”); provided, that if, as of the Termination Date, all of the closing conditions, other than certain conditions related to obtaining antitrust and certain other consents and approvals from governmental entities, are satisfied or waived, or are capable of being satisfied at such time, the Termination Date will automatically be extended for a period of six (6) months, with no more than two (2) such extensions permitted under the Merger Agreement.

Upon termination of the Merger Agreement under specified circumstances, including if (i) Parent terminates the Merger Agreement because the Board has changed its recommendation that the Company’s stockholders vote in favor of the Merger or the Company has materially breached its obligations under the “no-shop” and related covenants or (ii) the Company terminates the Merger Agreement in order to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, the Company must pay to Parent a termination fee of $148,800,000 (the “Company Termination Fee”).

In addition, if the Merger Agreement is terminated (i) by Parent or the Company because the Merger has not been consummated by the Termination Date (prior to receipt of the Company Requisite Vote) or because the Company Requisite Vote was not obtained at the Company Stockholders Meeting to consider and vote upon the adoption of the Merger Agreement, or (ii) by Parent as a result of a material breach by the Company of its obligations under the “no-shop” and related covenants, and, in each case, a bona fide Acquisition Proposal had been publicly made or disclosed (and not withdrawn) prior to such termination, then, if within twelve (12) months after such termination the Company enters into a definitive agreement with respect to, or consummates, an Acquisition Proposal (with all references to “15% or more” in the definition thereof deemed to be references to “50% or more”), the Company must pay the Company Termination Fee to Parent upon consummation of such transaction.

Parent must pay or cause to be paid to the Company a termination fee of $327,400,000 if the Merger Agreement is terminated (i) by the Company or Parent as a result of a final and non-appealable law or order arising under antitrust laws that prohibits the consummation of the Merger or (ii) by the Company or Parent because the Merger has not been consummated by the Termination Date, in each case at a time when one or more of the antitrust-related closing conditions has not been satisfied or waived, all other conditions to Closing have been satisfied or waived (other than those to be satisfied at the Closing), and the Company is not in breach in any material respect of its obligations under the Merger Agreement in a manner that was the principal cause of such antitrust law or order or the failure of such antitrust-related conditions being satisfied, as applicable.

Important Statement Regarding the Merger Agreement

The foregoing description of the Merger Agreement and the Merger does not purport to be complete, and is subject to and is qualified in its entirety by the terms and conditions of the Merger Agreement and any related agreements. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or any other party to the Merger Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Parent and their respective affiliates and the transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the proxy statement that the Company will file in connection with the transactions contemplated by the Merger Agreement, as well as in the other filings that the Company will make with the SEC.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2026, the Company entered into an amendment to the Letter Agreement with Christopher Concannon, Chief Executive Officer (the “CEO Severance Amendment”), and an amendment to the Severance Protection Agreements for each of Ilene Fiszel Bieler, Chief Financial Officer, and Scott Pintoff, General Counsel & Corporate Secretary (the “Severance Protection Agreement Amendments” and together with the CEO Severance Amendment, the “Amendments”). Under the terms of each of the Amendments, the definition of Good Reason includes changes to their respective roles with a publicly traded company. The CEO Severance Amendment provides for accelerated vesting of Company RSUs and Company PSUs in a change of control protection period, and also provides that severance pay provided thereunder is payable in a lump sum and includes a pro-rata bonus for year of termination during a change of control protection period. The Severance Protection Agreement Amendments revise the terms of accelerated vesting of Company PSUs in a change of control protection period to provide that, for any incomplete performance period, vesting will be based on the greater of target performance or the level specified in the applicable merger or transaction agreement.

The Amendments are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K. The foregoing description of the Amendments does not purport to be complete and is subject to, and is qualified in its entirety by, the terms and conditions of the Amendments, which are incorporated herein by reference, and the foregoing description of the Amendments is qualified in its entirety by reference thereto.

Item 7.01.	Regulation FD Disclosure.

On July 30, 2026, the Company and Parent issued a joint press release announcing that they have entered into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1†	Agreement and Plan of Merger, dated as of July 29, 2026, by and among MarketAxess Holdings Inc., Intercontinental Exchange, Inc. and Igloo Merger Sub II, Inc.

10.1	First Amendment, dated as of July 29, 2026, to the employment letter agreement, dated January 6, 2023, by and between MarketAxess Holdings Inc. and Christopher Concannon.

10.2	First Amendment, dated as of July 29, 2026, to the Severance Protection Agreement, dated as of February 21, 2024, by and between MarketAxess Holdings Inc. and Ilene Fiszel Bieler.

10.3	Second Amendment, dated as of July 29, 2026, to the Severance Protection Agreement, dated as of July 31, 2020, by and between MarketAxess Holdings Inc. and Scott Pintoff.

99.1	Joint Press Release, dated July 30, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Schedules have been omitted pursuant to Item 601(a)(5) and Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any schedules so furnished.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act (“Section 27A”), and Section 21E of the Exchange Act (“Section 21E”). We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A and Section 21E. Such forward-looking statements relate to, without limitation, the proposed transaction, our future economic performance, plans and objectives for future operations, and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “assume,” “believe,” “contemplate,” “could,” “intend,” “predict,” “would,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue,” “trend,” “objective,” “might” or comparable terminology, although not all forward-looking statements contain these identifying words.

Forward-looking statements are inherently subject to certain risks, trends, changes in circumstances and uncertainties, many of which we cannot predict with accuracy and some of which we may not anticipate, including, but not limited to: (i) historical financial information may not be representative of future results; (ii) the completion of the proposed transaction on the anticipated terms and timing, or at all, including obtaining the Company Requisite Vote, and the satisfaction of other conditions to the completion of the proposed transaction as well as the failure to realize anticipated benefits of the proposed transaction; (iii) there may be significant transaction costs in connection with the proposed transaction and the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (iv) there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay the Company Termination Fee; (vi) any effect of the announcement of the proposed transaction on the Company’s ability to operate its business and retain and hire key personnel and to maintain favorable business relationships; (vii) the proposed transaction may result in the diversion of management’s time and attention from ordinary course business operations to issues relating to the proposed transaction; (viii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unfavorable outcome of legal proceedings related to the proposed transaction; (x) the risk that the Company’s share price may decline significantly if the proposed transaction is not consummated; (xi) legislative, regulatory and economic developments; (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreaks of war or hostilities or public health issues, as well as management’s response to any of the aforementioned factors; (xiii) other risks and uncertainties detailed in periodic reports that the Company files with the SEC; (xiv) actions by third parties, including government agencies; (xv) reputational risk and potential adverse reactions of the Company’s or Parent’s customers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction; (xvi) the ability to promptly and effectively integrate the Company’s business with Parent’s business and realize the anticipated cost savings, synergies, and other financial benefits of the proposed transaction within the expected time period or at all; and (xvii) Parent’s ability to obtain the contemplated debt financing on a timely basis, on favorable terms or at all.

There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. While the list of factors presented here is, and the list of factors presented in the proxy statement, in preliminary and definitive form, on Schedule 14A (the “Proxy Statement”) will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties and should be read in conjunction with the other forward-looking statements. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made and we undertake no obligation to update, and expressly disclaim any obligation to update, any forward-looking statements, or any other information in this communication, whether resulting from developments, circumstances or events that arise after the date the statements are made, new information, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we may have expressed or implied by these forward-looking statements. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved as anticipated or that our results, estimates or assumptions will be correct. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements, many of which are beyond the Company’s control. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

Additional Information and Where to Find It; No Offer or Solicitation

In connection with the proposed Merger, the Company intends to file relevant materials with the SEC, including a Proxy Statement. This Current Report on Form 8-K is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed Merger. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO CAREFULLY READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED OR TO BE FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED MERGER AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING OF STOCKHOLDERS. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and the Company’s other filings with the SEC also will be available free of charge on the Company’s website at https://investor.marketaxess.com/financials/sec-filings/default.aspx.

Participants in the Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from stockholders in connection with the proposed Merger. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s definitive proxy statement on Schedule 14A for its 2026 annual meeting of stockholders, filed with the SEC on April 29, 2026 (the “2026 Definitive Proxy”), which is available here. Please refer to the sections captioned “Executive Officers,” “Compensation Discussion and Analysis,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management” in the 2026 Definitive Proxy for more information. To the extent that certain Company participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the 2026 Definitive Proxy, such transactions have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC, which are available at: https://www.sec.gov/edgar/browse/?CIK=1278021&owner=exclude. Such filings and the 2026 Definitive Proxy are available free of charge on the Company’s website at https://investor.marketaxess.com/financials/sec-filings/default.aspx or through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the proposed Merger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2026	MARKETAXESS HOLDINGS INC.

	By:	/s/ Scott Pintoff
	Name:	Scott Pintoff
	Title:	General Counsel & Corporate Secretary

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